UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 15, 2019

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
33-92990, 333-223713

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth below under “Item 7.01 Regulation FD Disclosure” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The TIAA Real Estate Account (the “Account” or the “Registrant”) intends to post on the TIAA internet website (www.tiaa.org) documents that contain certain market commentary and other information regarding the Account, including economic analysis and market outlook related to the U.S. commercial real estate market (the “Market Commentary Documents”). In the future and as appropriate from time to time, the Account intends to periodically update or post new Market Commentary Documents as circumstances warrant.

Selected Market Commentary Documents, which are furnished as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, will be mailed in hard copy to selected individual Account participants on January 15, 2019 and e-mailed to selected institutional plan sponsors on January 29, 2019. The information contained in this Item 7.01, including all information contained on TIAA’s internet website and Exhibits 99.1, 99.2 and 99.3 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not Applicable.

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	Exhibits.

Exhibit No.		Description

99.1	--	TIAA Real Estate Account Market Commentary Introduction
99.2	--	TIAA Real Estate Account 2019 Outlook Commentary
99.3	--	TIAA Real Estate Account Video Script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

	By:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

DATE: January 15, 2019		By:	/s/ F. Scott Thomas
F. Scott Thomas, Esq.
Senior Director and Associate General Counsel